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                                                                     EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-48402, 33-70633, 33-70641 and 33-70643 on Form S-8 of our reports dated
February 29, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Buckle, Inc. for the year ended January 29, 2000.




DELOITTE & TOUCHE LLP

Omaha, Nebraska
April 24, 2000









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